Exhibit 99.1
Cincinnati Financial Corporation November 2009 NASDAQ: CINF • This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. • The forward-looking information in this presentation has been publicly disclosed, most recently on October 29, 2009, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. • Reconciliations of non-GAAP and non-statutory data are available at www.cinfin.com.

Cincinnati Financial at a Glance Profile 3Q09 Highlights • Top 25 U.S. P/C writer • EPS of $1.05 vs. $1.50 • A.M. Best Rating: A+ – Operating earnings increased •$ 3.1 billion 2008 premiums: 31.1% to 59 cents per share – 74% commercial • Book value per share grew 11.6% – 22% personal – Investment unrealized gains – 4% life increase contributed 9.0% • Competitive advantages: • Combined ratio 95.1% with WC & – Relationships leading to homeowner adding 10.5 points agents’ best accounts • Increased shareholder dividend – Financial strength for for 49th consecutive year stability and confidence – Yield approximates 6% – Local decision making • Excellent financial flexibility and claims excellence – Over $1 billion cash & • Rank #1 or #2 in more than securities at parent company 75% of agencies appointed more than five years – Low debt leverage at 15.3% Long-Term Value Creation • Targeting annual rate of growth in book value plus the rate of dividend contribution to average 12% to 15% between 2010 to 2014 – Value creation ratio results for 2009: 13.1% for third quarter, 15.0% for first nine months • Addressing immediate challenges while positioning the company for success through all market cycles • Three performance drivers: – Premium growth versus peers – Combined ratio consistently below 100% – Investment contribution — • Investment income growth • Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

Increase Value for Shareholders Driven by performance 20% Rolling five-year average as of December 31 15.0% VCR for first nine months of 2009 15% Target for the period 2010-2014: VCR averaging 12% to 15% 10% 5% 0% -5% 2004 2005 2006 2007 2008 2010 2011 2012 2013 2014 1.0% (2.7%) (0.6%) (1.9%) (7.4%) Equity portfolio impact on VCR Value Creation Ratio (VCR) Total Shareholder Return (TSR) Current Valuation Is Attractive Closing price as of 11-6-09 to tangible book value as of 9-30-09 1.6 1.4 1.2 1.0 0.8 0.6 0.4 0.2 0.0 l l s i lle ge l er ubb ti ve Mark [e] s [v] Au l ey ave C [h] Han over Median to Hartford ve ra T [r] F inanciaS elec A Har ti Stat [e] Cincinna Peer

Strategies for Long-Term Success • Preserve capital • Improve insurance profitability • Drive premium growth • Factors impacting 2009 profit and growth performance: – Weak economy – lower base for insurable risks – Soft insurance market pricing – Growth initiatives have not reached their full contribution – Diversification of the investment portfolio – External factor assumptions as of February 2009: • Firming of commercial insurance pricing during 2009 • Economy and financial market growth by the end of 2010 Preserve Capital • Maintain a diversified and stabilized investment portfolio – High-quality fixed-maturity portfolio that matches or exceeds total insurance reserves – 25% of portfolio invested in equities to grow book value • Largest holding is 8.5% of equity portfolio, largest sector 24.6% – Parent company liquidity • Over $1 billion in cash and marketable securities at 9-30-09 • Low reliance on debt, maintain debt to total capital < 20% – Non-convertible, non-callable debentures due in 2028 and 2034 – September 30, 2009 debt to total capital at 15.3% • Prudent use of reinsurance from highly rated reinsurers • Effective risk management to guide decisions – Risk-based capital measures improved in 2008 vs. 2007

Improve Profitability • Predictive modeling tool for workers’ compensation renewals, enhanced version for homeowner line of business • Technology is improving efficiencies, streamlining processing for agencies and the company – Commercial policy administration system deployed October 2009 in five states (40 percent of commercial premium volume) – Rates, quotes and issues commercial package and auto policies – Will be deployed in up to 30 states by the end of 2010 – Personal policy administration system – Next generation platform with enhanced ease of use targeted for deployment in early 2010 • Launched long-term data management project for better underwriting and pricing decisions • Ongoing efforts: staff additional field positions for better risk selection and specialized claims service without adding to overall staffing levels Drive Premium Growth • New agency appointments – 73 appointments during the first nine months of 2009, exceeding full-year 2009 target of 65 • Geographic and product line expansion – Entered Colorado and Wyoming during 2009, Texas in late 2008 – Began writing personal lines or significantly expanded our product offerings in seven states during 2008 or 2009 – Started marketing surplus lines products beginning early 2008 •$ 43 million increase in P&C new business YTD 9-30-09 –$ 16 million from Texas and new personal lines states of operation –$ 13 million from non-Texas agents appointed during 2008 or 2009 –$ 16 million from surplus lines operation

Premium Growth Potential Historically, we earn approximately 10% market share in new agencies within 10 years after appointment – 4% share for NM and WA, entered in 2007 – 2% share for all agents appointed during 2008 Our agencies currently write significant amounts of business with other carriers, representing potential for us – Standard lines for agents appointed during 2008-09 – $2.5 billion in annual premiums with all carriers they represent – Surplus lines for all of our agents – $2.5 billion – Personal lines for agents in 2008-09 expansion states – $650 million Help our agencies grow their business by attracting more clients in their community through our unique service Select Group of Agencies in 37 States 1,174 agency relationships with 1,455 locations Market Share: 1% and higher Less than 1% Entered in 2008 and 2009 Inactive states Headquarters (no branches)

Appendix Performance Measure Trends Premium Growth Potential Investment Portfolio Overview Investment Quality and Reserve Strength Financial Strength Rating Comparison Income & Shareholder Dividends $6.00 Past two years reflect higher catastrophe losses, soft market pricing, and lower investment income from additional portfolio diversification $5.00 $4.00 $3.00 $2.00 $1.00 $0.00 2005 2006 2007 2008 9 mos 08 9 mos 09 Operating Income Net Income Dividends Declared

Cash Dividend Payout Ratio 110.0% Strong capital and cash flow support current dividend payout level 100.0% 90.0% 80.0% 70.0% 60.0% 50.0% Average ratios 40.0% 30.0% 20.0% 10.0% 0.0% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income Operating Cash Flow (in millions) $1,000 $800 $600 $400 $200 $0 2005 2006 2007 2008 9 mos 08 9 mos 09

History of Industry-leading Profitability Statutory combined ratio 105% 95% 85% 75% 65% 2005 2006 2007 2008 9 mos 08 9 mos 09 Cincinnati – incl. cat. losses Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Est. Industry (A.M. Best) – excl. cat. Losses 2009 Full-year Est. Industry (A.M. Best) — incl. cat. Losses 2009 Full-year Est. Industry (A.M. Best) - excl. cat Losses Commercial Lines 72% of consolidated earned premiums GAAP combined ratio • Nine-months 2009: 105% – Net written premiums down 4.7% – 101.9% GAAP combined ratio – 102.7% GAAP combined ratio 95% before cat losses and prior year reserve development • Business lines: 85% – Commercial casualty – Commercial property 75% – Commercial auto – Workers’ compensation – Specialty packages 65% 2006 2007 2008 9 mos 08 9 mos 09 – Surety and executive risk Before catastrophe losses and prior – Machinery and equipment year reserve development

Personal Lines 22% of consolidated earned premiums • Nine-months 2009: GAAP combined ratio – Net written premiums 120% down 0.1% – 118.7% GAAP combined ratio 110% – 102.5% GAAP combined ratio before cat losses and prior years reserve development 100% • Business lines: 90% – Personal auto – Homeowner 80% – Other personal, including umbrella liability and dwelling fire 70% 2006 2007 2008 9 mos 08 9 mos 09 Before catastrophe losses and prior years reserve development Economy and Pricing Pressure Requires disciplined underwriting 7.5% Property casualty net written premium growth 5.0% 2.5% 0.0% -2.5% 2005 2006 2007 2008 9 mos 09 -5.0% Cincinnati Estimated Industry (A.M. Best) 1H09 Estimated Industry (A.M. Best)

Market for 75% of Agency’s Typical Risks 2008 net earned premiums Consolidated Commercial $3.136 Billion Lines Life 74% 4% Property Casualty $3.010 Billion Surety and Workers’ Executive Risk Homeowner 9% Compensation 4% Personal 12% Personal Auto Lines 11% 22% Commercial Auto 14% Other Personal 3% Commercial Specialty Property 16% Packages 5% Commercial Machinery and Casualty 25% Equipment 1% Potential in the Property Casualty Market Cincinnati Total P/C Direct Written Premiums Cincinnati Market (Dollars in millions) (2008) Industry (2008) Penetration (2008) Ohio $ 614 $ 13,065 4.7% Illinois 284 20,777 1.4% Indiana 216 8,504 2.5% Pennsylvania 190 19,529 1.0% Georgia 161 13,700 1.2% North Carolina 158 12,248 1.3% All Active States $ 3,180 $ 339,312 0.9% Excludes accident and health business. Industry data as reported April 2009.

Potential with Cincinnati Appointed Agencies New appointments drive opportunity (Open Agencies Only) 2008 2007 2006 (Dollars in millions) Property Casualty Agency Billed Premiums: Cincinnati $3,166 $3,267 $3,264 Agency Total $21,843 $23,553 $21,656 Cincinnati Agency Relationships: 1,133 1,092 1,066 Cincinnati Share of Agency Total: 14.5% 13.9% 15.1% Percent of Locations Open Less 15.4% 10.3% 9.7% than Three Years: Steadily Increase Share of Agency Business Market share per reporting agency location by year appointed 21.6% 7.6% 4.6% 0.8% 2008 2004-2007 1999-2003 Pre-1999 Based on 2008 Agency Written Premiums (Excluding excess and surplus lines)

Investment Income Expect growth trend by year-end 2009 (in millions) 700 600 500 400 300 200 100 0 2005 2006 2007 2008 9 mos 08 9 mos 09 -100 Investment Portfolio Invest for income and appreciation $10.3 billion fair value at September 30, 2009 Tax-Exempt Fixed Maturities $3.085 Common Equities $2.577 Taxable Fixed Maturities $4.583 Preferred Equities Short-Term $0.092 Investments $0.012

Stable Capital Fixed-maturity portfolio – $7.7 billion at 9-30-09 Tax-exempt $3.1 Rated AAA, AA and A billion Exceeds $4.908 billion (64%) (40%) total insurance reserves Taxable liability of Rated BBB $4.6 $2.181 billion (28%) $5.9 billion billion (60%) by 30% Rated BB and below $359 million (5%) Unrated $232 million (3%) Diversified Equity Portfolio* Balances income stability and capital appreciation potential September 30, 2009 December 31, 2007 S&P 500 S&P 500 Sector CFC CFC Weightings Weightings Healthcare 24.6% 13.1% 10.2% 12.0% Consumer staples 14.8 11.5 10.7 10.2 Energy 10.6 11.7 11.5 12.9 Consumer discretionary 9.1 9.2 2.8 8.5 Information technology 9.0 18.7 1.9 16.8 Industrials 8.9 10.2 1.9 11.5 Financial 7.8 15.2 56.2 17.6 Utilities 7.5 3.7 4.8 3.6 Materials 4.5 3.5 0.0 3.3 Telecom Services 3.2 3.2 0.0 3.6 * Publicly traded common stocks

Property Casualty Reserves Objective: modestly redundant reserves Values shown are carried loss and loss expense reserves net of reinsurance Vertical bar represents reasonably likely range In millions $3,498 $3,397 $3,356 Reserve range at 12-31-08 $3,111 Low end $3,256 $2,977 High end $3,592 Carried at 72th percentile Development (Favorable) (196) (160) (116) (244) (323) 2004* 2005* 2006** 2007** 2008** * External actuarial range ** Internal actuarial range Ample Capacity for Future New Business and Investment 1.00 Net written premiums to statutory surplus 0.80 0.60 0.40 0.20 0.00 2005 2006 2007 2008 9/30/2009

Stability and Integrity Insurer Financial Strength Ratings Property Excess & Life Casualty Surplus A.M. Best A+ A A (2 of 16) (3 of 16) (3 of 16) Fitch A+ n/a A+ (5 of 21) (5 of 21) Moody’s A1 n/a n/a (5 of 21) S&P A+ n/a A+ (5 of 21) (5 of 21) Ratings are under continuous review and subject to change and/or affirmation. For the latest ratings, access Financial Strength Ratings at www.cinfin.com. Financial Strength Ratings Comparison A.M. Best Fitch Moody’s S&P Cincinnati A+ A+ A1 A+ Auto Owners A++ — - AA Chubb A++ AA Aa2 AA Acuity A+ — - A+ Allied A+ A A1 A+ Central Mutual A+ — - -Frankenmuth A+ — - A Selective A+ A+ A2 A State Auto A+ — A2 A Travelers A+ AA Aa2 AA-West Bend A+ — - -CNA A A- A3 A-Fireman’s Fund A — A2 AA-General Casualty A A+ — A+ Hanover A A- A3 A-Hartford A A+ A2 A Liberty Mutual A A- A2 A-Safeco A A- A2 A-Westfield A — - A Zurich A A+ A1 AA-EMC A- — - BBB Harleysville A- A- A3 A- Source: Rating agency Web sites as of October 28, 2009. Ratings are under continuous review and subject to change and/or affirmation.